Goodwill	12 Months Ended
Dec. 31, 2025
Goodwill [Abstract]
Goodwill
8.	Goodwill

On July 1, 2025, the Group completed the acquisition of 51% of the equity interests in Fujian Meilishuo International Travel Agency Co., Ltd. (“Meilishuo”) for a total cash consideration of RMB 2,550. The transaction constitutes a business combination and is accounted for using the acquisition method under ASC 805. The acquisition was not significant to the Group’s consolidated financial statements.

The Group engaged an independent valuation firm to assist management in assessing the fair values of the assets acquired and liabilities assumed as of the acquisition date. Based on the valuation, the Group determined that the carrying values of the identifiable assets and liabilities approximated their fair values. Non-controlling interests were recognized at their proportionate share of the acquiree’s identifiable net assets’ fair value as of the acquisition date.

The allocation of the purchase price as of the acquisition date was as follows:

Amount
RMB
Cash and cash equivalents	2,445
Others	13,466
Total assets (a)	15,911

Total liabilities (b)	13,678

Total net identifiable asset acquired (c=a-b)	2,233
Non-controlling interest (d)	1,339
Total consideration (e)	2,550
Goodwill as of acquisition date (e+d-c)	1,656
Goodwill impairment	-
Goodwill as of December 31, 2025	1,656

The goodwill is mainly attributable to the excess of the consideration paid over the fair value of the net assets acquired that cannot be recognized separately as identifiable assets under U.S. GAAP and is not deductible for tax purposes. As of December 31, 2025, the Company conducted a qualitative assessment and concluded that no impairment was necessary.